UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2005

BOSTON SCIENTIFIC CORPORATION

(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

One Boston Scientific Place, Natick, Massachusetts	01760-1537
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:        (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Agreement.

On July 1, 2005, the Compensation Committee of the Board of Directors of Boston Scientific approved special accelerated equity incentive awards to aid in the retention of certain members of the executive committee and senior management. Executive committee members received (i) an option to purchase a specified number of shares of common stock of Boston Scientific at a fixed price on the date of grant, vesting in annual installments over five years beginning on July 1, 2007, the second anniversary of the date of grant, and (ii) a Deferred Stock Unit award for a specified number of shares of Boston Scientific common stock to be issued in five equal annual installments beginning on July 1, 2007, the second anniversary of the date of grant. Participants must remain an employee of the Company through those dates. The Non-Qualified Stock Option grants and Deferred Stock Unit Awards were made under the Company's 2003 Long-Term Incentive Plan and are subject to both the terms and conditions of that Plan as well as the terms and conditions of each incentive award agreement.

The following members of the executive committee received the following awards:

Name	Title	Stock Options	Deferred Stock Units
Lawrence C. Best	Executive Vice President - Finance & Administration and Chief Financial Officer	125,000	50,000
Brian R. Burns	Senior Vice President - Quality	100,000	40,000
Fredericus A. Colen	Executive Vice President and Chief Technology Officer	100,000	40,000
Paul Donovan	Senior Vice President, Corporate Communications	100,000	40,000
James Gilbert	Senior Vice President	100,000	40,000
Jeffrey H. Goodman	Senior Vice President - International	100,000	40,000
Paul A. LaViolette	Chief Operating Officer	250,000	100,000
Stephen F. Moreci	Senior Vice President and Group President, Endosurgery	100,000	40,000
Kenneth J. Pucel	Senior Vice President, Operations	100,000	40,000
Lucia L. Quinn	Executive Vice President, Human Resources	100,000	40,000
Dr. Mary E. Russell	Senior Vice President and Chief Medical Officer	100,000	40,000
Paul W. Sandman	Executive Vice President, Secretary and General Counsel	100,000	40,000

A form of each of the Non-Qualified Stock Option and Deferred Stock Unit Award Agreement are attached hereto as Exhibits 10.1 and 10.2.

Item 9.01.	Financial Statements and Exhibits.

10.1	Form of Non-Qualified Stock Option Agreement dated July 1, 2005
10.2	Form of Deferred Stock Unit Award Agreement dated July 1, 2005

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION

Date: July 7, 2005	By:	/s/ Lawrence J. Knopf
Lawrence J. Knopf
Vice President and Assistant General Counsel

INDEX TO EXHIBITS

Exhibit

Number	Description

10.1	Form of Non-Qualified Stock Option Agreement dated July 1, 2005
10.2	Form of Deferred Stock Unit Award Agreement dated July 1, 2005